Exhibit 10.25

                               GUARANTEE AGREEMENT

                                     BETWEEN

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                  ("GUARANTOR")

                                       AND

                           GIBRALTAR CASUALTY COMPANY

                                 ("BENEFICIARY")

                         DATED AS OF SEPTEMBER 19, 2000


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                                TABLE OF CONTENTS

                                                                            Page

Section 1.  Definitions........................................................1

Section 2.  Guaranty...........................................................2
        2.1 Guaranteed Obligations.............................................2
        2.2 Nature of Obligations..............................................2

Section 3. Character of Obligations............................................3
        3.1 Obligations Not Affected...........................................3
        3.2 Waiver by Guarantor................................................3
        3.3 Reinstatement......................................................3

Section 4. Rights of Third Parties.............................................4

Section 5.  Representations and Warranties.....................................4
        5.1 Due Incorporation, etc.............................................4
        5.2 Due Authorization..................................................4
        5.3 Consents; No Conflicts.............................................4
        5.4 Access to Information..............................................5
        5.5 Solvency...........................................................5

Section 6. Miscellaneous.......................................................5
        6.1 Expenses...........................................................5
        6.2 Amendment..........................................................5
        6.3 Notices............................................................5
        6.4 Waivers............................................................5
        6.5 Counterparts.......................................................6
        6.6 Successors and Assigns.............................................6
        6.7 Further Assurances.................................................6
        6.8 Severability.......................................................6
        6.9 Entire Understanding...............................................6
        6.10 Applicable Law....................................................6
        6.11 Headings..........................................................6
        6.12 Term..............................................................6

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                               GUARANTEE AGREEMENT
                               -------------------

         This GUARANTEE AGREEMENT is made as of the ____ day of ______, 2000, by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey mutual insurance company ("Guarantor"), and GIBRALTAR CASUALTY COMPANY, a Delaware corporation (together with its successors and assigns, "Beneficiary").

                              W I T N E S S E T H:

         WHEREAS, Guarantor and Everest Reinsurance Holdings, Inc., a Delaware corporation ("Everest"), are parties to that certain Stock Purchase Agreement, dated as of February 24, 2000, as amended by Amendment No. 1 thereto, dated as of July, 2000, pertaining to the sale by Guarantor of all of the issued and outstanding shares of capital stock of Beneficiary to Everest (the "Stock Purchase Agreement");

         WHEREAS, it is a condition to the consummation of the transactions contemplated by the Stock Purchase Agreement that Beneficiary and Prudential Property and Casualty Insurance Company, an Indiana corporation and an indirect subsidiary of Guarantor ("Prupac"), enter into, as of the date hereof, a proportional excess of loss reinsurance agreement and a quota share reinsurance agreement (collectively, the "Prupac Reinsurance Agreements"); and

         WHEREAS, it is a further condition to the consummation of the transactions contemplated by the Stock Purchase Agreement that Guarantor enter into this Agreement.

         NOW  THEREFORE,  in  consideration  of the foregoing and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, Guarantor and Beneficiary hereby agree as follows:

Section 1.  DEFINITIONS

         When used herein, the following terms shall have the following meanings:

         "Guaranteed Agreements" means the Prupac Reinsurance Agreements (as any of them may be amended from time to time).

         "Obligor" means Prupac and its successors and assigns.

         Capitalized terms used but not defined herein shall have the meanings given to such terms in the Stock Purchase Agreement.

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Section 2.  GUARANTY

         2.1 GUARANTEED OBLIGATIONS. (a) Guarantor hereby irrevocably and unconditionally guarantees to Beneficiary the prompt payment of all amounts payable as and when the same shall become due and payable at any time by Obligor under, and the full and prompt performance by the Obligor of each and every agreement, covenant, indemnity and obligation of Obligor under and in accordance with the terms of, the Guaranteed Agreements, in each case however created, arising or evidenced, whether direct or indirect, primary or secondary, absolute or contingent, joint or several, and whether now or hereafter existing or due or to become due.

         (b) Guarantor hereby agrees that if for any reason (including, without limitation, the liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, composition or readjustment of, or other similar proceedings affecting the status, existence, assets or obligations of, Obligor) Obligor shall fail fully and promptly to pay any amount payable at any time under any of the Guaranteed Agreements as and when the same shall become due and payable, or if Obligor shall fail to perform and discharge any agreement, covenant, indemnity or obligation of Obligor under any of the Guaranteed Agreements, then Guarantor (i) in the event of any such failure to make payment of any amount, shall promptly pay such amount to Beneficiary and (ii) in the event of any failure to perform and discharge any such agreement, covenant, indemnity or obligation, shall promptly cause the same to be performed and discharged.

         (c) The amounts payable by (including, without limitation, any penalties or default amounts), and the agreements, covenants, indemnities and obligations of, Obligor hereby guaranteed are hereinafter referred to collectively as the "Guaranteed Obligations" and individually as a "Guaranteed Obligation."

2.2 NATURE OF OBLIGATIONS. This Agreement shall constitute a guaranty of payment when due and of performance when due and not of collection, and Guarantor specifically agrees that it shall not be necessary, and that Guarantor shall not be entitled to require, before or as a condition of enforcing the liability of Guarantor under this Agreement or requiring payment or performance of the Guaranteed Obligations by Guarantor hereunder, or at any time thereafter, that any Person: (a) file suit or proceed to obtain judgment or assert a claim against Obligor or any other Person that may be liable for any Guaranteed Obligation; (b) make any other effort to obtain payment or performance of any Guaranteed Obligation from Obligor or any other Person that may be liable for such Guaranteed Obligation; (c) foreclose against or seek to realize upon any security now or hereafter existing for any Guaranteed Obligation; (d) exercise or assert any other right or remedy to which such Person is or may be entitled in connection with any Guaranteed Obligation or any security or other guaranty therefor; or (e) assert or file any claim against the assets of Obligor or any other Person liable for any Guaranteed Obligation.

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Section 3.  CHARACTER OF OBLIGATIONS

         3.1 OBLIGATIONS NOT AFFECTED.  The obligations of Guarantor pursuant to
Section 2.1 shall be continuing and irrevocable, absolute and unconditional, primary and original, immediate and not contingent and shall remain in full force and effect without regard to and shall not be released, discharged or in any way affected by any circumstance or condition (other than the defense that the Guaranteed Obligations are not due and payable or required to be performed and discharged or the defense of payment or performance by Obligor or any other Person that may be liable for any Guaranteed Obligation). Should any money or performance due or owing under this Agreement not be recoverable from or performed by Guarantor due to any reason, then, in any such case, such money or performance shall nevertheless be recoverable from or performed by Guarantor as though Guarantor were the principal obligor in respect thereof and not merely a guarantor and shall be paid or performed by Guarantor forthwith.

         3.2 WAIVER BY GUARANTOR. Except as herein otherwise expressly provided or as may be required by applicable law, Guarantor hereby expressly and irrevocably waives diligence, demand for payment, filing of claims with any court, any proceeding to enforce any provision of any of the Guaranteed
Agreements, notice of acceptance of this Agreement, notice of the creation of any liabilities of Obligor or any other Person, notice of nonpayment of any Guaranteed Obligation, any right to require a proceeding first against Obligor or any other Person, whether to marshall any assets or to exhaust any security for the performance of the obligations of Obligor or any other Person or otherwise, any diligence in collection or protection of or realization upon any Guaranteed Obligation, any obligation hereunder or any collateral security for any of the foregoing, any right of protest, presentment, notice or demand whatsoever, all claims of waiver, release, surrender, alteration or compromise, and all defenses (other than the defense that the Guaranteed Obligations are not due and payable or required to be performed and discharged and the defense of payment or performance by Obligor or any other Person that may be liable for any Guaranteed Obligation), set-offs, counterclaims, recoupments, reductions, limitations, impairments or terminations, whether arising hereunder or otherwise. Guarantor agrees that no payment made by it or for its account pursuant to this Agreement shall entitle it, by subrogation, indemnification, exoneration, contribution, reimbursement or otherwise to any payment by Obligor or any other Person or from or out of any property of Obligor or any other Person unless and until all Guaranteed Obligations are fully and finally paid and performed, and Guarantor hereby expressly waives, to the fullest extent possible, and shall not exercise, rights or remedies it has or may in the future have with respect to any of the foregoing unless and until all Guaranteed Obligations are fully and finally paid and performed.

         3.3 REINSTATEMENT. Guarantor agrees that this Agreement shall be automatically reinstated if and to the extent that for any reason any payment or performance by or on behalf of Obligor, or any other Person that may have paid a Guaranteed Obligation, is rescinded or rendered incomplete or must be otherwise restored by the Beneficiary, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

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Section 4.  RIGHTS OF THIRD PARTIES

         This Agreement is made for the benefit of, and shall be enforceable by, Beneficiary and its successors and assigns to the extent of its interest hereunder. This Agreement shall not be construed to create any right in any Person other than Beneficiary and its successors and assigns or to be a contract in whole or in part for the benefit of any Person other than Beneficiary and its successors and assigns.

Section 5.  REPRESENTATIONS AND WARRANTIES

         Guarantor hereby represents and warrants to Beneficiary as set forth in this Section 5.

         5.1 DUE INCORPORATION, ETC. Guarantor is a mutual insurance company domiciled, validly existing and in good standing under the laws of the State of New Jersey and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as they are now owned, leased and operated. Guarantor is licensed or qualified to do business and is in good standing as a foreign entity in each jurisdiction where (a) the nature of the properties owned, leased or operated by it or the businesses transacted by it require such licensing or qualification and (b) the failure to be so licensed, qualified or in good standing would adversely affect Guarantor's ability to perform its obligations hereunder or would materially and adversely affect Guarantor.

         5.2 DUE AUTHORIZATION. Guarantor has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Guarantor of this Agreement and the consummation by Guarantor of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate proceedings and no other corporate proceedings on the part of Guarantor are necessary to authorize the execution, delivery and performance by Guarantor of this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and except as rights to specific enforcement may be limited by the application of equitable principles (whether such equitable principles are applied in a proceeding at law or in equity).

         5.3 CONSENTS; NO CONFLICTS. No consent, authorization, order or approval of, or filing or registration with, any governmental authority, board or other regulatory authority is required for or in connection with the execution, delivery and performance by Guarantor of this Agreement and the consummation of the transactions contemplated hereby, except those already duly obtained or made. The execution, delivery and performance by Guarantor of this Agreement and the consummation by Guarantor of the transactions contemplated hereby do not and will not, with or without the giving of notice or the passage of time, or both, (a) violate any provision of the Governing
Instruments  of  Guarantor, (b) violate,  result in a breach of or  constitute a

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default  under  or  give  rise  to a right of termination or cancellation of, or accelerate the performance required by any terms of, as the case may be, any contract, lease, license, mortgage, note, permit or instrument to which Guarantor is a party or by which any of its assets are bound, (c) violate any law, regulation, judgment, order, writ, injunction or decree of any court, governmental body (domestic or foreign) or administrative agency of any jurisdiction applicable to Guarantor or (d) require the consent or approval of any third parties; other than, in the case of (b) and (d), such violations, breaches, defaults, terminations, cancellations and accelerations which would not, in the aggregate, reasonably be expected to have a Material Adverse Effect on Guarantor.

         5.4 ACCESS TO INFORMATION. Guarantor now has and will continue to have independent means of obtaining such information concerning the affairs, financial condition and business of Obligor as Guarantor desires to obtain. Except as set forth in the Stock Purchase Agreement, no party hereto shall have any duty or responsibility to provide Guarantor with any credit or other information concerning the affairs, financial condition or business of Obligor or other Persons that may come into its possession. Guarantor has executed this Agreement based solely on its own knowledge and investigation of Obligor and other Persons and their financial condition.

         5.5 SOLVENCY. The execution, delivery and performance by Guarantor of this Agreement will not render Guarantor insolvent, nor is it being made in contemplation of Guarantor's insolvency. Guarantor does not have unreasonably small capital with which to carry on its business.

Section 6.  MISCELLANEOUS.

         6.1 EXPENSES. Guarantor shall pay to or reimburse Beneficiary for, and agrees to indemnify and hold harmless Beneficiary from and against, all costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred by Beneficiary in connection with enforcing this Agreement or any of its rights hereunder. In the event of any litigation involving Guarantor and Beneficiary in connection with this Agreement, a court of applicable jurisdiction may award reimbursement of attorneys' fees and disbursements to either Guarantor or Beneficiary as such court deems appropriate.

         6.2 AMENDMENT. This Agreement may be amended, modified or supplemented but only in writing signed by Guarantor and Beneficiary.

         6.3 NOTICES. Any notice, request, instruction or other document to be given hereunder by a party hereto or a Beneficiary shall be in writing and shall be deemed to have been given (a) when received if given in person or by courier or a courier service, (b) on the date of transmission if sent by telex, facsimile or other wire transmission (receipt confirmed) or (c) three (3) business days after being deposited in the mail, certified or registered, postage prepaid. Notice shall be given as set forth in the Stock Purchase Agreement.

         6.4 WAIVERS. The failure of a party hereto or any Beneficiary at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No delay in exercising any

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right  shall  operate  as  a  waiver  or impair such right. No single or partial exercise of any right shall preclude any other or further exercise thereof or the exercise of any other right. No waiver by a party hereto or any Beneficiary of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

         6.5 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         6.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon Guarantor and its successors and permitted assigns and shall inure to the benefit of, and may be enforced by, Beneficiary and its successors and assigns; provided, that no assignment of any of the rights or obligations of Guarantor under this Agreement shall be made by Guarantor without the prior written consent of Beneficiary.

         6.7 FURTHER ASSURANCES. Guarantor will, at Guarantor's expense, do, execute, acknowledge and deliver all and every such further acts, deeds, agreements, instruments and assurances as may be reasonably necessary or appropriate in order to protect the right, title and interest of Beneficiary hereunder.

         6.8 SEVERABILITY. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

         6.9 ENTIRE UNDERSTANDING. This Agreement, together with the Stock Purchase Agreement and the Guaranteed Agreements, set forth the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede any and all prior agreements, arrangements and understandings among the parties relating to the subject matter hereof.

         6.10 APPLICABLE LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.

         6.11 HEADINGS. The headings of Sections have been included herein for convenience only and shall not constitute a part of this Agreement for any other purpose. References in this Agreement to Sections are to Sections of this Agreement unless otherwise indicated.

         6.12 TERM. Subject to reinstatement as set forth in Section 3.3, this Agreement shall be in effect until payment and performance in full of all Guaranteed Obligations.
                                      * * *

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IN WITNESS  WHEREOF,  the parties  have signed this  Agreement on the date first written above.

                            THE PRUDENTIAL COMPANY OF
                            AMERICA

                            By: /S/ DOREEN FAGA
                            Name:  Doreen Faga
                            Title: Vice President

                            GIBRALTAR CASUALTY COMPANY

                            By: /S/ DOREEN FAGA
                            Name:  Doreen Faga
                            Title: President




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